UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2005

CMGI, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23262	04-2921333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street

Waltham, Massachusetts 02451

(Address of principal executive offices) (Zip Code)

(781) 663-5001

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of CMGI, Inc. (the “Registrant”) administers, among other things, the Registrant’s 2000 Stock Incentive Plan and 2004 Stock Incentive Plan (the “Plans”). On September 7, 2005, the Committee approved forms of non-statutory stock option agreement, incentive stock option agreement and restricted stock agreement for usage under the Plans. All of the Registrant’s employees (including executive officers), directors, consultants and advisors are eligible to be granted stock options and restricted stock awards under the Plans.

The Plans and the forms of non-statutory stock option agreement, incentive stock option agreement and restricted stock agreement for usage under the Plans are filed or incorporated by reference as exhibits hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibits are filed with this report:

Exhibit No.	Description
99.1	2000 Stock Incentive Plan of the Registrant is incorporated herein by reference to Appendix II to the Registrant’s Definitive Schedule 14A filed November 17, 2000 (File No. 000-23262).

99.2	2004 Stock Incentive Plan of the Registrant is incorporated herein by reference to Appendix VI to the Registrant’s Definitive Schedule 14A filed November 2, 2004 (File No. 000-23262).

99.3	Form of Non-Statutory Stock Option Agreement for usage under the Registrant’s 2000 Stock Incentive Plan and 2004 Stock Incentive Plan.

99.4	Form of Incentive Stock Option Agreement for usage under the Registrant’s 2000 Stock Incentive Plan and 2004 Stock Incentive Plan.

99.5	Form of Restricted Stock Agreement for usage under the Registrant’s 2000 Stock Incentive Plan and 2004 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2005	CMGI, INC.

/s/ Thomas Oberdorf
	By:	Thomas Oberdorf
	Title:	Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	2000 Stock Incentive Plan of the Registrant is incorporated herein by reference to Appendix II to the Registrant’s Definitive Schedule 14A filed November 17, 2000 (File No. 000-23262).

99.2	2004 Stock Incentive Plan of the Registrant is incorporated herein by reference to Appendix VI to the Registrant’s Definitive Schedule 14A filed November 2, 2004 (File No. 000-23262).

99.3	Form of Non-Statutory Stock Option Agreement for usage under the Registrant’s 2000 Stock Incentive Plan and 2004 Stock Incentive Plan.

99.4	Form of Incentive Stock Option Agreement for usage under the Registrant’s 2000 Stock Incentive Plan and 2004 Stock Incentive Plan.

99.5	Form of Restricted Stock Agreement for usage under the Registrant’s 2000 Stock Incentive Plan and 2004 Stock Incentive Plan.